UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2024

Marin Software Incorporated

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35838	20-4647180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 New Montgomery Street, 4th Floor San Francisco, California		94105
(Address of Principal Executive Offices)		(Zip Code)

(415) 399-2580

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	MRIN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 4, 2024, the board of directors of Marin Software Incorporated (the “Company”) approved a reverse stock split ratio of 6-to-1 (the “Reverse Split”) and a resulting reduction in the Company’s authorized shares of common stock from 142,857,143 shares to 47,619,047 shares (the “Authorized Share Reduction”), subject to the approval of the stockholders at the Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”).

On April 5, 2024, the Company completed its Annual Meeting of Stockholders (the “Annual Meeting”), whereby the stockholders approved the amendments to the Company’s Restated Certificate of Incorporation to implement the Reverse Split and the Authorized Share Reduction (the “Charter Amendment”), as described in the Company’s Definitive Proxy Statement filed on March 5, 2024, as revised on March 28, 2024. The Company filed the Charter Amendment with the Secretary of State of the State of Delaware on April 11, 2024.

The Reverse Split and Authorized Share Reduction will be effective at 5:00 p.m. Eastern Time on April 12, 2024, whereby every six (6) shares of the Company’s issued and outstanding common stock will be automatically combined and converted into one (1) issued and outstanding share of the Company’s common stock. The Reverse Split will not affect any stockholder’s ownership percentage of the Company’s common stock.

At the opening of trading on April 15, 2024, the Company’s common stock will continue to trade on the Nasdaq Capital Market under the symbol “MRIN,” but will be assigned a new CUSIP number (56804T 304) and will trade on a split-adjusted basis.

Forward-Looking Statements

The foregoing disclosures constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including statements regarding, among other things, the Company’s expectations regarding the timing of the Reverse Split, when Marin’s common stock will trade on an as-adjusted basis, and when the reduction in authorized shares of the Company’s capital stock will occur. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. You should refer to the section entitled “Risk Factors” set forth in the Company’s annual and quarterly reports and other filings the Company makes with the Securities and Exchange Commission from time to time for a discussion of important factors that may cause actual results to differ materially from those expressed or implied by the Company’s forward-looking statements. The forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly update any forward-looking statements or reasons why actual results might differ, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Restated Certificate of Incorporation of Marin Software Incorporated
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Marin Software Incorporated

Date: April 11, 2024	By:	/s/ Robert Bertz
Robert Bertz
Chief Financial Officer